SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 9, 2005


                                   EPLUS INC.
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             (Exact name of registrant as specified in its charter)

                  Delaware                000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

            13595 Dulles Technology Drive, Herndon, Virginia 20171-3413
               -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 984-8400
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]   Written communications pursuant to Rule 425  under  the  Securities  Act
        (17 CFR 230.425)

[   ]   Soliciting  material  pursuant to Rule  14a-12  under  the  Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement  communications  pursuant to  Rule 13e-4(c)  under  the
        Exchange Act (17 CFR 240.13e-4(c))



















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
1.01 Entry Into a Material Definitive Agreement

By an agreement entered into on February 10, 2005, ePlus inc. (the "Company") awarded 41,800 incentive stock options to Phillip G. Norton, Chairman , Chief Executive Officer and President of the Company. By agreements entered into on February 8, 2005, the Company awarded 50,000 incentive stock options to Bruce M. Bowen, Director and Executive Vice President of the Company, 50,000 incentive stock options to Kleyton L. Parkhurst, Senior Vice President, Assistant Secretary, and Treasurer of the Company, and 50,000 incentive stock options to Steven J. Mencarini, Chief Financial Officer and Senior Vice president of the Company. All of the incentive stock options were granted pursuant to the Amended and Restated 1998 Long-Term Incentive Plan. The date of grant for each of the incentive stock option awards was November 16, 2004 at an exercise price of $10.87 per share, except for the grant to Mr. Norton which has an exercise price of $11.96 per share. The incentive stock options vest and become exercisable in five equal installments beginning on the first anniversary of the date of grant. All of the incentive stock options lapse after five years and three months from the date of grant, except for Mr. Norton's incentive stock options, which lapse after five years.

By an agreement entered into on February 10, 2005, the Company awarded 258,200 non-qualified stock options to Mr. Norton pursuant to the Amended and Restated 1998 Long-Term Incentive Plan. The date of grant for this award was November 16, 2004 at an exercise price of $10.87 per share. The non-qualified stock options vest and become exercisable in five equal installments beginning on the first anniversary of the date of grant. All of the non-qualified stock options lapse after five years and three months from the date of grant.

The awards of incentive stock options and the award of the non-qualified stock options are subject to the terms of the Plan and the individual Incentive Stock Option Agreements and Non-Qualified Stock Option Agreement in Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and incorporated by reference herein. The foregoing summary of the terms of the incentive stock option and non-qualified stock option awards are qualified in their entirety by reference to the Plan and the individual award agreements.

The Company is also filing herewith the form of incentive stock option agreement and the form of non-qualified stock option agreement used by the Company in connection with stock option and non-qualified stock option grants under the Plan.

Item 9.01 Financial Statements and Exhibits

10.1 Incentive Option Agreement under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan by and between the Company and Phillip G. Norton.

10.2 Incentive Option Agreement under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan by and between the Company and Bruce M. Bowen.

10.3 Incentive Option Agreement under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan by and between the Company and Kleyton L. Parkhurst

10.4 Incentive Option Agreement under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan by and between the Company and Steven J. Mencarini.

10.5 Non-Qualified Stock Option Agreement under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan by and between the Company and Phillip G. Norton.

10.6 Form of Incentive Option Agreement under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan.

10.7 Form of Non-Qualified Stock Option Agreement under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    EPLUS INC.


Date:  February 10, 2005
                                                    By:  /s/ STEVEN J. MENCARINI
                                                    ----------------------------
                                                             Steven J. Mencarini
                                                         Chief Financial Officer














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